[MassMutual Financial Group Letterhead Appears Here]

March 10, 2011

United States Securities and Exchange Commission

Office of Insurance Products

Division of Investment Management

100 F. Street, NE

Washington, DC 20549-0506

RE:	MML Bay State Variable Life Separate Account I

File No. 811-03542, CIK 000705189, Series S000010878

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), MML Bay State Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its policy owners the annual report for the following underlying management investment companies: American Century Variable Portfolios, Inc., Variable Insurance Products Fund II, MML Series Investment Fund, MML Series Investment Fund II, Oppenheimer Variable Account Funds, and T. Rowe Price Equity Series, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following December 31, 2010 annual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Series	Class	Date Filed
American Century Variable Portfolios, Inc.	0000814680
American Century VP Income & Growth Fund (Class I)		S000006713	C000018264	2/23/2011

Variable Insurance Products Fund II	0000831016
Fidelity® VIP Contrafund® Portfolio (Initial Class)		S000007724	C000021005	2/25/2011

MML Series Investment Fund	0000067160
MML Equity Index Fund (Class II)		S000003823	C000010672	3/8/2011
MML Series Investment Fund II	0001317146
MML Blend Fund (Initial Class)		S000003830	C000010686	3/8/2011
MML Equity Fund (Initial Class)		S000003832	C000010688	3/8/2011
MML Managed Bond Fund (Initial Class)		S000003834	C000010690	3/8/2011
MML Money Market Fund (Initial Class)		S000003835	C000010691	3/8/2011
MML Small Cap Equity Fund (Initial Class)		S000003836	C000010692	3/8/2011

Oppenheimer Variable Account Funds	0000752737
Oppenheimer Capital Appreciation Fund/VA (Non-Service)		S000010334	C000028592	2/24/2011
Oppenheimer Global Securities Fund/VA (Non-Service)		S000010336	C000028596	2/24/2011
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)		S000010333	C000028590	2/24/2011
Oppenheimer Global Strategic Income Fund/VA (Non-Service)		S000010341	C000028606	2/24/2011

T. Rowe Price Equity Series, Inc.	0000918294
T. Rowe Price Mid-Cap Growth Portfolio		S000002080	C000005443	2/22/2011

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company and its affiliated companies and sales representatives.

Springfield, MA 01111-0001    —    (413) 788-8411

RE:	MML Bay State Variable Life Separate Account I

File No. 811-03542, CIK 000705189, Series S000010878

Rule 30b2-1 Filing

Please be advised that the binder cover and owner letter for MML Bay State Variable Life Separate Account I are incorporated into this Rule 30b2-1 filing by reference to Connecticut Mutual Variable Life Separate Account I (CIK 000922586) filed on March 9, 2011.

Very truly yours,

/s/ JO-ANNE RANKIN

Jo-Anne Rankin
Vice President